UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service: Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 – April 30, 2010

Item 1: Reports to Shareholders

Vanguard International Value Fund
Semiannual Report

April 30, 2010

> For the six months ended April 30, 2010, Vanguard International Value Fund returned 3.48%, outperforming its benchmark index but lagging the average return of its international fund peers.

> International stocks trailed U.S. stocks by a wide margin.

> The fund’s European holdings hampered overall performance as that region sought to limit the damage from the Greek debt crisis.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	29
Trustees Approve Advisory Agreements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended April 30, 2010
Total
Returns
Vanguard International Value Fund	3.48%
MSCI EAFE Index	2.48
International Funds Average	5.43

International Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2009 , Through April 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$29.95	$30.27	$0.735	$0.000

Chairman’s Letter

Dear Shareholder,

The global stock market rally that began in March 2009 cooled in many regions in 2010, as investors considered a crosscurrent of economic factors, ranging from the Greek debt crisis in Europe to concerns that the Chinese economy may be expanding too rapidly. In this environment, the International Value Fund returned 3.48% for the six months ended April 30.

The fund outpaced the return of its market benchmark, the MSCI EAFE Index, and trailed the average return of its fund peers.

During the period, the dollar gained strength against major currencies such as the euro, dampening the returns of foreign stocks for U.S.-based investors.

Please note: On June 1, after the close of the fiscal half-year, the fund’s benchmark was changed to the MSCI ACWI (All Country World Index) ex USA, which is designed to measure the equity performance of developed and emerging markets outside the United States. The new index is more consistent with the fund’s investment objective and strategies.

U.S. stocks extended their rally as global markets cooled

Despite a few minor setbacks, U.S. stocks continued to climb during much of the six months ended April 30. The broad U.S. stock market ended the period up about 18%. Since scraping bottom in March 2009, U.S. equities have rebounded dramatically, returning more than 80%.

International stocks considerably lagged U.S. stocks, but still ended the half-year in positive territory. In Europe, Greece’s financial woes continued to make headlines, precipitating unusual market volatility that continued after the close of the fiscal period. In Asia, the prospect of a tightening in China’s monetary policies hindered the region’s results. Emerging market stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform those in developed markets.

Corporate bonds remained attractive to investors

The broad U.S. taxable bond market returned about 3% for the period as investors continued to favor higher-risk corporate bonds over U.S. government issues. The broad municipal bond market posted strong results, returning almost 4%. The yields of longer-term Treasury bonds rose during the six months, while those of the shortest-term securities remained around 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008. The Fed’s April statement noted economic improvements, but said officials still thought that “economic conditions, including low rates of resource

Market Barometer
		Total Returns
		Periods Ended April 30, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	16.77%	40.21%	3.07%
Russell 2000 Index (Small-caps)	28.17	48.95	5.74
Dow Jones U.S. Total Stock Market Index	17.91	41.12	3.73
MSCI All Country World Index ex USA (International)	5.95	40.97	6.94

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.54%	8.30%	5.38%
Barclays Capital Municipal Bond Index	3.68	8.85	4.51
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.12	2.72

CPI
Consumer Price Index	0.85%	2.24%	2.30%

utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

European stocks somewhat offset strength in other regions

Vanguard International Value Fund operated in a “hot and cold” environment during the half-year ended April 30. The fund generated positive double-digit returns in some areas, and negative double-digit returns in others. During the period, the Greek financial crisis cast a chill across much of Europe and investors grew concerned that the Chinese economy was overheating. Against this backdrop, the fund posted a lukewarm 3.48% return.

Still, the efforts of the fund’s four advisors––AllianceBernstein L.P., Lazard Asset Management LLC, Edinburgh Partners Limited, and Hansberger Global Investors, Inc.—were respectable as they sought to identify undervalued stocks in the face of challenging and fast-changing conditions. Those challenges included a strengthening of the U.S. dollar against other major currencies, which effectively reduced returns from abroad for U.S.-based investors.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
International Value Fund	0.45%	1.44%

The fund expense ratio shown is from the prospectus dated February 24, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the fund’s annualized expense ratio was
0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: International Funds.

The fund’s largest area of investment was Europe, which represented more than half of the portfolio, on average, and recorded a slightly negative return. Although the fund held no shares of Greek companies, that country’s debt woes affected many other markets both directly and indirectly. Governments in larger economies such as France and Germany (which were relatively large areas of investment for the fund) became mired in efforts to construct a Greek rescue package. Meanwhile, countries with relatively smaller economies, such as Portugal and Spain (which had lesser weightings in the fund), faced growing concerns about their own debt problems. As a group, European financial stocks were among the largest detractors from fund performance.

Shares of companies in emerging markets, which made up almost one-fifth of fund assets on average, returned about 10%. They boosted the fund’s performance not only on an absolute basis but also relative to the benchmark MSCI EAFE Index, which does not include emerging markets (its name stands for Europe, Australasia, Far East). Top performers included information technology firms in South Korea, Brazil, and Taiwan, as well as mining companies in Russia and Brazil. The fund’s Chinese holdings returned less than 3%, on average.

Developed markets in the Pacific region, which also represented about one-fifth of the fund’s assets during the half-year, returned about 8%. The overall performance of this region is largely tied to what happens in Japan’s sizable stock market. Japanese IT and industrial firms were significant contributors to the fund’s overall return.

For more information on the advisors’ investment strategies, please see the Advisors’ Report following this letter.

International markets march to their own beat

For the six-month period we discuss in this letter, the broad U.S. stock market outperformed international stocks by a wide margin. (U.S. stocks returned roughly 18%, international stocks about 6%.) Such a wide divergence might lead frustrated investors to ask, “Why bother with foreign markets?”

It can be frustrating to see one part of your portfolio performing so well while another part lags behind. Ironically, therein lies the benefit of diversification. Having broad exposure to different asset classes, business sectors, and world markets can insulate you from bearing the brunt of poor performance in any one segment.

In some respects, a balanced and diversified portfolio is like a marching band. Sometimes the whole band plays together and it sounds wonderful. Other times, some players are off-key or out of step, but the few false notes rarely drown out the rest of the band. Every member of the band has a part to play, and over the course of a long parade, they complement each other as they move toward their destination.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 1, 2010

Advisors’ Report

For the six months ended April 30, 2010, Vanguard International Value Fund returned 3.48%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment. The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on May 14, 2010.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	30	2,043	The advisor uses a fundamentals-based,
			research-driven approach to find companies whose
			long-term earnings power exceeds the level implied by
			their current stock price. Proprietary quantitative tools
			aid risk control and portfolio construction, helping the
			advisor to achieve a balanced trade-off between risk
			and return.
Lazard Asset Management LLC	26	1,780	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	22	1,540	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
Hansberger Global Investors, Inc.	18	1,254	The advisor employs traditional, bottom-up
			fundamental analysis to identify undervalued
			investment opportunities. A team of analysts operating
			around the world evaluates companies from both
			economic and geographic perspectives.
Cash Investments	4	301	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

AllianceBernstein L.P.

Portfolio Managers:
Kevin F. Simms, Co-Chief Investment
Officer, International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment
Officer, International Value Equities

Global equity markets advanced during the six-month period, but the ride was choppy owing to the sovereign debt crisis in Greece. The rescue plan by the European Union and the International Monetary Fund—completed after our reporting period—has helped to relieve some short-term fears of potential contagion. It should also help refocus investors’ attention on increasing signs that the global economic recovery is gaining momentum.

However, the aftershocks of the recession have left many people skeptical about the durability of the earnings recovery—and thus undermined investors’ confidence in their ability to differentiate between the cycle’s winners and losers. This apprehension is producing abundant opportunities for investors willing to take a long-term view, especially as we expect corporate profitability to rebound from currently low levels.

During the reporting period, industrial commodities holdings such as Xstrata and Rio Tinto detracted from our portfolio’s returns. Our research has identified these low-cost copper producers as compelling opportunities, since they are likely to benefit from rising copper prices fueled by demand from China in the coming years.

Several European banks underperformed because of sovereign risk fears. But we believe Société Générale and Crédit Agricole are less exposed to Greek debt than perceived and are poised to recover given the strength in their home market.

Other financials performed well, including Orix and Türkiye Garanti Bankasi. Meanwhile, the improving economic outlook buoyed technology holdings such as Hynix Semiconductor and capital equipment stocks such as Rolls-Royce Group.

We are confident that the portfolio is well-positioned with holdings that have strong cash flows, dominant market positions, or other competitive advantages. Valuation spreads between the cheapest and most expensive stocks are still wide, suggesting that the recovery in value stocks has a long way to run. Investment opportunities remain diverse, which should give our portfolio many ways to win as the year unfolds.

Lazard Asset Management LLC

Portfolio Manager:
Michael Powers, Managing Director

During the six-month period, stocks extended the rally that began in March 2009 amid signs of a continuing economic recovery. However, financial markets experienced some weakness and volatility because of worries about sovereign debt in Europe, uncertainty about Chinese monetary policies, and proposals to overhaul financial regulation in several areas. During the past six months, economically sensitive sectors, such as information technology, industrials, materials, and consumer discretionary, have performed best. The traditionally defensive utilities and telecommunication services sectors lagged, as investors favored more cyclical sectors.

Stock selection in the telecom services sector added to our returns, as shares of Mobile TeleSystems and Rogers Communications performed well. Both benefited from expectations that they would profit from continued digitization amid the global recovery.

Stock selection in industrials also helped, with capital goods companies ASSA ABLOY and FANUC boosting returns. These industry leaders showed improved end demand for their products.

In the financial sector, poor stock selection detracted from relative returns, despite strong performance from the portfolio’s holdings in Standard Chartered, Allianz, Sampo Group, and Mitsubishi Estate. Shares of BNP Paribas, BBVA Group, Barclays, Société Générale, and Credit Suisse Group underperformed amid rising levels of nonperforming loans and regulatory concerns.

Stock selection in the energy sector was another detractor. Shares of Total, the French integrated oil company, suffered owing to strikes at its local refineries. In addition, the stock of BP (a holding we sold before the end of the period) fell in the wake of the recent explosion and subsequent oil leak from a deepwater drilling rig that BP leased and operated in the Gulf of Mexico.

Edinburgh Partners Limited

Portfolio Manager:
Sandy Nairn, Director and CEO

Although the near-collapse in the financial system had global implications and therefore a global policy response, the impact on specific institutions was largely limited to those in the developed markets. As a consequence, we now can anticipate slow growth in developed markets, with fiscal retrenchment and restricted credit expansion.

In the emerging markets, the issues are different. Fiscal and monetary expansion has not been constrained by financial problems like those in developed markets, and hence we are beginning to see inflation take root.

Europe’s attempt to deny the economic realities facing Greece and other peripheral economies is the final piece of this jigsaw puzzle. Although markets are currently focusing on Greece’s level of external debt, the real underlying problem is the current-account deficit, which signals a total lack of competitiveness.

These issues shape our investment perspective. We are looking at a world of subdued growth, with consumption growth in the West on an inexorably downward path. Although we may see surprising gains in the near term, the longer term will be disappointing. This scenario contrasts with that for emerging markets, where consumption will rise and, while short-term growth may disappoint, the longer-term outlook remains balanced.

Almost counterintuitively, we have been reducing our emerging markets exposure. The simple reason is that valuations have run ahead of fundamentals. Hence we have sold Lenovo and Sun Hung Kai Properties, having already divested shares of Baidu. All of these companies depend upon growth in China, but they became expensive because of the magnitude of their share-price moves.

Our biggest increase in exposure has been in Japan, where we purchased companies such as Fujitsu, Obayashi, and Fujikura. These companies operate in very different markets. Fujitsu is attempting to transform itself into a service company along the lines of IBM. Fujikura is a cable company, while Obayashi is in the contracting and construction business. The common denominator for all of our Japanese investments is our belief that the market has taken too negative a view of these companies’ ability to expand profit margins.

Our main successes during the fiscal period were some of the Japanese holdings, such as Sony and Obayashi, while the principal drag on performance again came from financials, weighed down by concerns arising from sovereign debt.

We continue to think that markets are on the expensive side of fair value but still able to produce positive returns. We expect continued volatility, which will provide an opportunity to reposition the portfolio toward areas where growth patterns look better. What is required is simply having the patience to wait for valuations to become appropriate.

Hansberger Global Investors, Inc.

Portfolio Managers:
Ronald Holt, CFA, CEO and Co-Chief
Investment Officer—Value Team

Aureole L.W. Foong, Managing Director,
Emerging Markets

During the past six months, global equity markets moved higher, supported by low interest rates and other stimulus measures put into place to arrest the global financial crisis. Although fears of public debt defaults led to some volatility in share prices during the first part of calendar year 2010, markets were lifted by signs that the global economy was performing better than anticipated and that corporate earnings were recovering strongly.

In our portion of the fund, we added to economically sensitive sectors during this period. There we continue to find many companies whose earnings prospects have been improving while the market has remained skeptical on macroeconomic grounds. For example, Weichai Power, China’s dominant manufacturer of diesel engines and heavy-duty truck components, performed well for most of the period. However, in early 2010 the company’s shares suffered as investors grew fearful that the Chinese economy could slow down as policymakers attempt to avert a boom-bust cycle. We continue to believe that Weichai will be a major beneficiary of China’s long-term infrastructure development, but valuations do not yet reflect this point.

Many investments in the financial sector are still challenged by broken business models and uncertainty related to pending regulatory changes. Companies such as BNP Paribas, Banco Santander, and AXA Group are also suffering from concerns that economic and fiscal problems in

Greece could spill over into the rest of Europe and eventually affect financial stocks throughout in the region. We continue to review specific companies that have exposure to sovereign debt, but, broadly speaking, the financial sector still trades at very low multiples. In our view, the ongoing uncertainty in the sector continues to represent a long-term opportunity for investors.

International Value Fund

Fund Profile
As of April 30, 2010

Portfolio Characteristics
			MSCI AC
		MSCI	World
		EAFE	Index
	Fund	Index	ex USA
Number of Stocks	250	953	1,816
Median Market Cap	$42.4B	$33.2B	$28.4B
Price/Earnings Ratio	20.5x	25.5x	23.2x
Price/Book Ratio	1.6x	1.6x	1.7x
Return on Equity	17.7%	17.4%	18.3%
Earnings Growth Rate	4.5%	2.3%	5.8%
Dividend Yield	2.8%	3.0%	2.7%
Turnover Rate
(Annualized)	61%	—	—
Ticker Symbol	VTRIX	—	—
Expense Ratio[1]	0.45%	—	—
Short-Term Reserves	1.8%	—	—

Sector Diversification (% of equity exposure)
			MSCI AC
		MSCI	World
		EAFE	Index
	Fund	Index	ex USA
Consumer
Discretionary	8.0%	10.1%	8.7%
Consumer Staples	7.2	10.0	8.5
Energy	10.6	8.1	10.9
Financials	25.3	25.3	25.7
Health Care	7.4	8.0	6.1
Industrials	10.5	12.0	10.3
Information
Technology	11.8	5.4	7.1
Materials	8.1	10.3	12.1
Telecommunication
Services	8.1	5.4	5.9
Utilities	3.0	5.4	4.7

Volatility Measures
	MSCI	MSCI AC
	EAFE	World Index
	Index	ex USA
R-Squared	0.98	0.98
Beta	1.03	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Samsung Electronics Co.	Semiconductors
Ltd.		2.0%
Sanofi-Aventis SA	Pharmaceuticals	1.9
Royal Dutch Shell PLC	Integrated Oil &
Class A	Gas	1.6
Vodafone Group PLC	Wireless
	Telecommunication
	Services	1.6
Barclays PLC	Diversified Banks	1.5
ENI SPA	Integrated Oil &
	Gas	1.3
Gazprom OAO	Integrated Oil &
	Gas	1.2
Novartis AG	Pharmaceuticals	1.2
Nokia Oyj	Communications
	Equipment	1.1
E.ON AG	Electric	1.1
Top Ten		14.5%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 24, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended April 30, 2010, the annualized expense ratio was 0.41%.

International Value Fund

Market Diversification (% of equity exposure)

			MSCI AC
		MSCI	World
		EAFE	Index
	Fund	Index	ex USA
Europe
United Kingdom	18.5%	21.1%	14.6%
France	10.2	10.3	7.1
Switzerland	7.4	7.6	5.3
Germany	6.1	7.8	5.4
Italy	2.5	3.1	2.1
Netherlands	0.7	2.6	1.8
Finland	2.2	1.1	0.8
Denmark	2.1	1.0	0.7
Ireland	1.7	0.3	0.2
Belgium	1.6	0.9	0.6
Sweden	1.5	2.9	2.0
Other	1.9	5.7	3.9
Subtotal	56.4%	64.4%	44.5%
Pacific
Japan	15.8%	22.8%	15.7%
Australia	2.2	8.8	6.1
Hong Kong	2.0	2.4	1.6
Other	0.9	1.6	1.2
Subtotal	20.9%	35.6%	24.6%
Emerging Markets
Brazil	4.0%	0.0%	3.7%
South Korea	4.0	0.0	3.1
China	3.3	0.0	4.0
Russia	2.7	0.0	1.5
Taiwan	1.5	0.0	2.5
Other	4.3	0.0	8.3
Subtotal	19.8%	0.0%	23.1%
North America
Canada	2.9%	0.0%	7.8%

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1999, Through April 30, 2010

Note: For 2010, performance data reflect the six months ended April 30, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	55.87%	5.83%	5.22%

Fund returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

International Value Fund

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (93.1%)[1]
Australia (1.7%)
BHP Billiton Ltd.	811,900	29,680
National Australia Bank Ltd.	1,024,221	26,168
Westpac Banking Corp.	873,631	21,768
Commonwealth Bank
of Australia	324,906	17,384
BlueScope Steel Ltd.	4,735,025	11,361
Telstra Corp. Ltd.	2,296,500	6,728
MAp Group	1,200,002	3,440
Bank of Queensland Ltd.	239,516	2,775
		119,304
Austria (0.1%)
OMV AG	120,100	4,292

Belgium (1.6%)
^ Anheuser-Busch InBev NV	860,615	41,750
Belgacom SA	1,074,590	37,739
Solvay SA Class A	310,726	29,673
		109,162
Brazil (3.9%)
Petroleo Brasileiro
SA ADR Type A	1,718,977	65,218
Redecard SA	2,258,600	37,499
Vale SA Class B Pfd. ADR	1,217,500	32,763
Banco do Brasil SA	1,714,400	29,569
Cielo SA	2,733,300	26,401
Cia Energetica de
Minas Gerais ADR	1,259,856	20,347
Vale SA Class B ADR	607,400	18,605
Banco Bradesco SA	906,620	16,664
Gafisa SA ADR	1,017,436	14,061
Eletropaulo Metropolitana
Eletricidade de Sao Paulo
SA Prior Pfd.	233,200	5,174
MRV Engenharia e
Participacoes SA	718,300	5,029
		271,330

			Market
			Value•
		Shares	($000)
Canada (2.7%)
	Rogers
	Communications Inc.
	Class B	731,100	26,061
	Bank of Nova Scotia	458,179	23,356
	Nexen Inc.	838,187	20,381
	Suncor Energy Inc.
	(New York Shares)	561,165	19,175
	Suncor Energy Inc.	560,072	19,160
	Barrick Gold Corp.	421,900	18,400
^	Penn West Energy Trust	777,476	15,667
	IGM Financial Inc.	293,150	12,170
	EnCana Corp.	308,800	10,214
	National Bank of Canada	153,100	9,360
*	Teck Resources Ltd.
	Class B	161,332	6,327
*	RONA Inc.	358,000	6,115
			186,386
China (3.2%)
	China Mobile Ltd.	3,849,000	37,678
	China Construction
	Bank Corp.	44,149,000	35,852
	Weichai Power Co. Ltd.	3,209,800	26,248
	China Shenhua
	Energy Co. Ltd.	4,294,000	18,426
	Denway Motors Ltd.	31,070,000	18,248
	Yanzhou Coal
	Mining Co. Ltd.	5,100,000	14,186
	Ping An Insurance
	Group Co. of China Ltd.	1,593,000	13,637
	China Communications
	Construction Co. Ltd.	14,217,000	13,405
^	China State Construction
	International
	Holdings Ltd.	35,522,400	12,248
	Industrial & Commercial
	Bank of China	16,089,000	11,726
*	Netease.com ADR	227,800	7,943

International Value Fund

			Market
			Value•
		Shares	($000)
	Bank of China Ltd.	12,208,000	6,285
	Dongfeng Motor
	Group Co. Ltd.	4,380,000	6,221
			222,103
Denmark (2.0%)
	Carlsberg A/S Class B	721,891	58,343
	Vestas Wind Systems A/S	549,700	33,541
	Novo Nordisk A/S Class B	340,950	28,053
*	Danske Bank A/S	673,800	17,592
			137,529
Finland (1.5%)
^	Nokia Oyj	6,456,533	78,935
	Sampo Oyj	894,800	21,994
^	Cargotec Oyj Class B	180,700	5,793
			106,722
France (9.5%)
^	Sanofi-Aventis SA	1,910,704	130,346
	BNP Paribas	1,028,055	70,613
	Total SA	1,112,672	60,538
	France Telecom SA	2,663,962	58,319
^	AXA SA	2,723,675	54,126
	Teleperformance	1,047,584	36,620
	LVMH Moet Hennessy
	Louis Vuitton SA	276,200	31,785
	Vivendi SA	833,870	21,874
	Societe Generale	408,044	21,789
	EDF SA	356,100	19,085
	ArcelorMittal	476,448	18,541
	Cie de St-Gobain	369,800	18,255
^	Bouygues SA	368,400	18,254
^	Lagardere SCA	410,100	16,541
^	Carrefour SA	316,876	15,531
^	Danone	255,983	15,083
	PPR	98,837	13,284
^	GDF Suez	307,452	10,934
^	Casino Guichard
	Perrachon SA	91,800	8,104
	Credit Agricole SA	550,712	7,872
^	Klepierre	227,400	7,836
			655,330
Germany (5.9%)
^	E.ON AG	2,030,010	74,862
^	Adidas AG	1,078,350	63,542
	SAP AG	1,197,125	57,759
	Deutsche Post AG	2,548,990	41,344
^,*	Allianz SE	326,700	37,455
^	Bayer AG	535,736	34,221
	Bayerische Motoren
	Werke AG	552,400	27,320
	Deutsche Bank AG	356,400	24,876
	Siemens AG	225,356	22,226
	Henkel AG & Co.
	KGaA Prior Pfd.	236,736	12,693

		Market
		Value•
	Shares	($000)
^ Muenchener
Rueckversicherungs AG	64,900	9,147
^ Celesio AG	167,900	5,497
		410,942
Hong Kong (1.9%)
Esprit Holdings Ltd.	6,543,631	46,874
Swire Pacific Ltd.	3,612,000	42,062
Sun Hung Kai
Properties Ltd.	1,294,000	17,940
HSBC Holdings PLC	1,478,269	15,096
New World
Development Ltd.	3,398,000	6,027
Yue Yuen Industrial
Holdings Ltd.	1,495,500	5,210
Great Eagle Holdings Ltd.	468,000	1,310
		134,519
Hungary (0.1%)
* OTP Bank PLC	213,100	7,491

India (0.8%)
Bharti Airtel Ltd.	4,496,412	30,025
Hindalco
Industries Ltd. P Notes	5,748,700	23,041
State Bank of
India Ltd. GDR	3,774	384
		53,450
Indonesia (0.4%)
Telekomunikasi Indonesia
Tbk PT ADR	820,000	28,470

Ireland (0.4%)
CRH PLC	1,074,000	30,713

Israel (0.4%)
Israel Chemicals Ltd.	1,320,620	15,807
Bezeq Israeli
Telecommunication
Corp. Ltd.	5,459,600	13,334
		29,141
Italy (2.4%)
ENI SPA	4,095,672	91,535
Intesa Sanpaolo SPA
(Registered)	10,026,388	33,046
* UniCredit SPA	8,322,550	21,811
* Telecom Italia SPA	11,230,800	15,702
* Telecom Italia SPA RNC	6,391,400	7,213
		169,307
Japan (15.3%)
Canon Inc.	1,459,500	66,762
Mitsubishi Corp.	2,539,200	60,148
Sumitomo Mitsui
Financial Group Inc.	1,783,300	58,977
Nomura Holdings Inc.	6,849,000	47,341

International Value Fund

			Market
			Value•
		Shares	($000)
	Obayashi Corp.	10,468,000	46,773
	Sony Corp.	1,318,700	45,151
	Fujitsu Ltd.	6,295,000	44,266
	Tokyo Electric
	Power Co. Inc.	1,707,700	42,857
	Dai Nippon
	Printing Co. Ltd.	2,930,000	40,592
	Hoya Corp.	1,360,900	37,641
	Mizuho Financial
	Group Inc.	18,622,300	35,858
	Fujikura Ltd.	6,673,000	35,646
	Mitsui & Co. Ltd.	2,233,800	33,572
	Yahoo! Japan Corp.	71,400	27,338
	Mitsubishi Estate Co. Ltd.	1,475,000	26,591
	Nippon Telegraph
	& Telephone Corp.	588,800	23,966
*	Nissan Motor Co. Ltd.	2,753,200	23,956
	Toshiba Corp.	4,035,000	23,260
	Shin-Etsu
	Chemical Co. Ltd.	393,400	22,678
	Fanuc Ltd.	191,800	22,649
	Nintendo Co. Ltd.	65,900	22,138
	Yamada Denki Co. Ltd.	274,770	21,485
	Japan Tobacco Inc.	6,113	21,184
	Mitsui Fudosan Co. Ltd.	1,121,000	20,760
	Murata
	Manufacturing Co. Ltd.	335,000	19,825
	Keyence Corp.	78,400	18,733
	ORIX Corp.	204,600	18,700
	Sumitomo Corp.	1,432,000	17,244
	THK Co. Ltd.	723,100	15,877
	Sharp Corp.	1,194,000	15,465
	Sumitomo Realty &
	Development Co. Ltd.	675,000	13,850
	Sumitomo Trust &
	Banking Co. Ltd.	2,268,000	13,716
	JFE Holdings Inc.	380,100	13,555
	Bank of Yokohama Ltd.	2,556,000	13,290
*	Elpida Memory Inc.	608,300	12,958
	Tokyo Gas Co. Ltd.	2,201,000	9,353
*	JX Holdings Inc.	1,641,500	9,157
	Aeon Co. Ltd.	479,000	5,484
	ITOCHU Corp.	543,000	4,704
	KDDI Corp.	783	3,775
			1,057,275
Luxembourg (0.5%)
*,2	Tata Steel Ltd. Warrants
	Exp. 12/23/14	2,257,200	31,804

Mexico (0.6%)
	America Movil SAB
	de CV ADR	361,587	18,614
	Grupo Televisa SA ADR	885,500	18,401
	Grupo Financiero
	Banorte SAB de CV	301,600	1,252
			38,267

		Market
		Value•
	Shares	($000)
Netherlands (0.7%)
Heineken NV	386,730	18,032
* Randstad Holding NV	276,400	14,005
Koninklijke DSM NV	124,200	5,548
Nutreco Holding NV	84,000	5,255
* Delta Lloyd NV	222,100	4,760
		47,600
New Zealand (0.1%)
Telecom Corp. of
New Zealand Ltd.	2,894,085	4,487

Norway (0.7%)
Yara International ASA	993,928	34,489
^,* Subsea 7 Inc.	737,559	14,425
		48,914
Poland (0.2%)
KGHM Polska Miedz SA	406,800	15,171

Portugal (0.2%)
* Portugal Telecom SGPS SA	1,107,723	11,274

Russia (2.4%)
Gazprom OAO ADR	3,021,100	69,353
Lukoil OAO ADR
(U.S. Shares)	511,167	28,753
MMC Norilsk Nickel ADR	1,020,695	19,265
Lukoil OAO ADR
(London Shares)	327,000	18,393
Gazprom OAO ADR
(U.S. Shares)	721,255	16,557
Mobile
Telesystems OJSC ADR	198,219	10,952
		163,273
Singapore (0.8%)
Singapore
Telecommunications Ltd.	12,420,900	27,398
DBS Group Holdings Ltd.	1,586,701	17,471
Noble Group Ltd.	3,249,000	7,047
		51,916
South Africa (0.2%)
Bidvest Group Ltd.	856,390	15,931

South Korea (3.9%)
Samsung
Electronics Co. Ltd.	143,986	109,478
KB Financial Group Inc.	1,026,986	50,038
* Hynix Semiconductor Inc.	1,594,000	40,345
SK Telecom Co. Ltd. ADR	1,628,300	30,140
Samsung Electronics
Co. Ltd. Prior Pfd.	58,300	27,553
Hana Financial Group Inc.	339,800	10,569
		268,123

International Value Fund

		Market
		Value•
	Shares	($000)
Spain (0.9%)
Banco Santander SA	3,364,631	42,782
Inditex SA	197,695	12,236
Telefonica SA	353,600	8,004
		63,022
Sweden (1.5%)
Swedbank AB Class A	3,978,569	42,837
^ Assa Abloy AB Class B	966,000	22,273
^ Sandvik AB	1,295,341	18,566
Telefonaktiebolaget LM
Ericsson Class B	1,271,866	14,678
Electrolux AB Class B	227,900	5,862
		104,216
Switzerland (6.0%)
Novartis AG	1,667,522	85,018
* UBS AG	4,316,516	66,872
* Credit Suisse Group AG	1,214,533	55,744
Roche Holding AG	340,850	53,817
Nestle SA	1,076,043	52,652
Actelion Ltd.	743,085	30,138
Zurich Financial
Services AG	124,455	27,591
ABB Ltd.	1,078,015	20,678
Lonza Group AG	164,239	12,817
Syngenta AG	45,232	11,460
		416,787
Taiwan (1.5%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	19,377,704	37,924
AU Optronics Corp.	25,565,460	29,456
Taiwan Semiconductor
Manufacturing Co.
Ltd. ADR	1,440,338	15,253
* United
Microelectronics Corp.	29,856,000	15,021
Powertech Technology Inc.	1,596,000	5,693
		103,347
Thailand (0.1%)
Banpu PCL	479,400	9,390

Turkey (0.8%)
Turkiye Garanti
Bankasi AS	5,330,600	25,824
Turkcell Iletisim
Hizmet AS	2,451,500	15,889
* Turkiye Vakiflar
Bankasi Tao	3,105,000	8,220
Turk Hava Yollari	1,354,600	4,478
		54,411
United Kingdom (18.2%)
Royal Dutch Shell PLC
Class A
(Amsterdam Shares)	3,530,200	110,771

			Market
			Value•
		Shares	($000)
	Vodafone Group PLC	49,747,126	110,233
	Barclays PLC	20,715,246	106,411
	Tesco PLC	11,196,655	74,264
	GlaxoSmithKline PLC	3,992,680	74,108
	Standard Chartered PLC	2,083,681	55,581
	Xstrata PLC	2,711,690	44,482
*	Lloyds Banking
	Group PLC	42,487,595	42,509
	British American
	Tobacco PLC	1,180,143	37,109
	HSBC Holdings PLC	3,536,000	36,005
	Aviva PLC	6,585,048	34,811
	BAE Systems PLC	6,588,290	34,531
	Unilever PLC	1,065,600	32,022
	BP PLC	3,554,800	31,005
	WPP PLC	2,867,109	30,398
	Royal Bank of Scotland
	Group PLC	35,275,579	28,866
	Prudential PLC	3,199,724	28,092
	Imperial Tobacco
	Group PLC	881,350	25,108
	AstraZeneca PLC	563,500	24,899
	Rio Tinto PLC	478,000	24,713
	Rolls-Royce Group PLC	2,515,000	22,161
	BG Group PLC	1,295,500	21,897
	Eurasian Natural
	Resources Corp. PLC	1,180,108	21,880
	BHP Billiton PLC	682,003	20,822
	SABMiller PLC	626,900	19,653
	Man Group PLC	5,042,216	18,615
	Marks & Spencer
	Group PLC	3,315,100	18,538
	WM Morrison
	Supermarkets PLC	3,976,800	17,594
	ICAP PLC	2,908,197	16,779
	Tullow Oil PLC	960,180	16,723
*	DSG International PLC	28,596,701	14,388
*	Old Mutual PLC	7,715,924	13,618
	Kazakhmys PLC	640,500	13,570
	TUI Travel PLC	2,044,000	8,720
	Thomas Cook Group PLC	2,032,400	7,710
*	Inchcape PLC	11,081,900	5,803
	Informa PLC	870,900	5,256
*	Rentokil Initial PLC	2,544,300	4,935
*	Debenhams PLC	3,693,300	4,028
			1,258,608
Total Common Stocks
(Cost $6,249,987)			6,440,007
Temporary Cash Investments (12.4%)[1]
Money Market Fund (12.0%)
3,4	Vanguard Market
	Liquidity Fund,
	0.210%	830,762,046	830,762

International Value Fund

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.4%)
5,6	Fannie Mae
	Discount Notes,
	0.300%, 9/15/10	3,000	2,997
6,7	Freddie Mac
	Discount Notes,
	0.230%, 6/28/10	3,000	2,999
6,7	Freddie Mac
	Discount Notes,
	0.320%, 9/7/10	4,200	4,195
6,7	Freddie Mac
	Discount Notes,
	0.270%, 9/14/10	3,000	2,997
5,6	Freddie Mac
	Discount Notes,
	0.320%, 9/20/10	15,000	14,982
	United States Treasury Bill,
	0.144%, 5/20/10	2,200	2,200
			30,370
Total Temporary Cash Investments
(Cost $861,131)			861,132
Total Investments (105.5%)
(Cost $7,111,118)			7,301,139
Other Assets and Liabilities (-5.5%)
Other Assets[5]			160,294
Liabilities[4]			(543,126)
			(382,832)
Net Assets (100%)
Applicable to 228,518,026 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			6,918,307
Net Asset Value Per Share			$30.27

At April 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	7,807,572
Undistributed Net Investment Income	26,005
Accumulated Net Realized Losses	(1,098,678)
Unrealized Appreciation (Depreciation)
Investment Securities	190,021
Futures Contracts	(1,162)
Foreign Currencies and
Forward Currency Contracts	(5,451)
Net Assets	6,918,307

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $455,341,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.7% and 7.8%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, the value of this security represented 0.5% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $480,093,000 of collateral received for securities on loan.
5 Securities with a value of $17,979,000 and cash of $3,805,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $8,084,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Six Months Ended
April 30, 2010
($000)
Investment Income
Income
Dividends[1]	80,703
Interest[2]	355
Security Lending	797
Total Income	81,855
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,221
Performance Adjustment	(1,258)
The Vanguard Group—Note C
Management and Administrative	7,355
Marketing and Distribution	703
Custodian Fees	767
Shareholders’ Reports	16
Trustees’ Fees and Expenses	7
Total Expenses	13,811
Expenses Paid Indirectly	(36)
Net Expenses	13,775
Net Investment Income	68,080
Realized Net Gain (Loss)
Investment Securities Sold	93,667
Futures Contracts	12,797
Foreign Currencies and Forward Currency Contracts	(12,001)
Realized Net Gain (Loss)	94,463
Change in Unrealized Appreciation (Depreciation)
Investment Securities	64,715
Futures Contracts	5,814
Foreign Currencies and Forward Currency Contracts	(6,993)
Change in Unrealized Appreciation (Depreciation)	63,536
Net Increase (Decrease) in Net Assets Resulting from Operations	226,079

1 Dividends are net of foreign withholding taxes of $6,743,000.
2 Interest income from an affiliated company of the fund was $326,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,080	158,439
Realized Net Gain (Loss)	94,463	(1,189,583)
Change in Unrealized Appreciation (Depreciation)	63,536	2,438,272
Net Increase (Decrease) in Net Assets Resulting from Operations	226,079	1,407,128
Distributions
Net Investment Income	(160,301)	(214,336)
Realized Capital Gain	—	—
Total Distributions	(160,301)	(214,336)
Capital Share Transactions
Issued	759,971	1,051,274
Issued in Lieu of Cash Distributions	150,840	199,429
Redeemed[1]	(552,203)	(1,284,708)
Net Increase (Decrease) from Capital Share Transactions	358,608	(34,005)
Total Increase (Decrease)	424,386	1,158,787
Net Assets
Beginning of Period	6,493,921	5,335,134
End of Period[2]	6,918,307	6,493,921

1 Net of redemption fees for fiscal 2010 and 2009 of $127,000 and $299,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $26,005,000 and $125,371,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$29.95	$24.36	$48.38	$41.70	$33.30	$28.36
Investment Operations
Net Investment Income	.302	.742	1.176[1]	1.020	1.000[1]	.630
Net Realized and Unrealized Gain (Loss)
on Investments	.753	5.839	(21.841)	9.634	9.060	4.790
Total from Investment Operations	1.055	6.581	(20.665)	10.654	10.060	5.420
Distributions
Dividends from Net Investment Income	(.735)	(.991)	(.940)	(.880)	(.560)	(.480)
Distributions from Realized Capital Gains	—	—	(2.415)	(3.094)	(1.100)	—
Total Distributions	(.735)	(.991)	(3.355)	(3.974)	(1.660)	(.480)
Net Asset Value, End of Period	$30.27	$29.95	$24.36	$48.38	$41.70	$33.30

Total Return[2]	3.48%	28.34%	-45.49%	27.55%	31.22%	19.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,918	$6,494	$5,335	$10,313	$6,926	$3,606
Ratio of Total Expenses to
Average Net Assets[3]	0.41%[4]	0.45%	0.42%	0.41%	0.46%	0.50%
Ratio of Net Investment Income to
Average Net Assets	2.00%[4]	2.93%	3.08%	2.46%	2.61%	2.26%
Portfolio Turnover Rate	61%[4]	55%	59%	38%	36%	32%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.02%), 0.02%, 0.01%, 0.01%, and 0.00%.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty,

International Value Fund

and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and for the period ended April 30, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. AllianceBernstein L.P., Lazard Asset Management LLC, Edinburgh Partners Limited, and Hansberger Global Investors, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index excluding USA. The basic fee for Lazard Asset Management LLC is subject to quarterly adjustments based on performance since July 31, 2006, relative to the MSCI All Country World Index excluding USA. The basic fee for Edinburgh Partners Limited is subject to quarterly adjustments based on performance since July 31, 2008, relative to the MSCI All Country World Index excluding USA. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $1,258,000 (0.04%) based on performance.

International Value Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2010, the fund had contributed capital of $1,330,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2010, these arrangements reduced the fund’s management and administrative expenses by $19,000 and custodian fees by $17,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	588,742	5,851,265	—
Temporary Cash Investments	830,762	30,370	—
Futures Contracts—Liabilities[1]	(1,236)	—	—
Forward Currency Contracts—Assets	—	1,532	—
Forward Currency Contracts—Liabilities	—	(7,184)	—
Total	1,418,268	5,875,983	—

1 Represents variation margin on the last day of the reporting period.

International Value Fund

F. At April 30, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,532	1,532
Liabilities	(1,236)	(7,184)	(8,420)

1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2010, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	12,797	—	12,797
Forward Currency Contracts	—	(4,856)	(4,856)
Realized Net Gain (Loss) on Derivatives	12,797	(4,856)	7,941

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	5,814	—	5,814
Forward Currency Contracts	—	(6,918)	(6,918)
Change in Unrealized Appreciation (Depreciation) on Derivatives	5,814	(6,918)	(1,104)

At April 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	June 2010	3,383	123,611	(4,958)
Topix Index	June 2010	819	85,637	5,412
FTSE 100 Index	June 2010	962	81,097	(1,339)
S&P ASX 200 Index	June 2010	272	30,503	(277)

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Value Fund

At April 30, 2010, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
6/23/10	EUR	89,625	USD	119,188	(4,105)
5/18/10	USD	129,789	EUR	97,553	1,136
6/23/10	GBP	53,857	USD	82,417	(220)
6/23/10	AUD	33,067	USD	30,581	396
6/16/10	JPY	7,541,971	USD	80,261	(2,859)

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

The fund had net unrealized foreign currency gains of $201,000 resulting from the translation of other assets and liabilities at April 30, 2010.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2010, the fund realized net foreign currency losses of $7,145,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through the most recent mark-to-market date for tax purposes on passive foreign investment company holdings at April 30, 2010, was $1,627,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2009, the fund had available capital loss carryforwards totaling $1,198,528,000 to offset future net capital gains through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

International Value Fund

At April 30, 2010, the cost of investment securities for tax purposes was $7,112,745,000. Net unrealized appreciation of investment securities for tax purposes was $188,394,000, consisting of unrealized gains of $835,573,000 on securities that had risen in value since their purchase and $647,179,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2010, the fund purchased $2,058,728,000 of investment securities and sold $1,941,554,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	Shares	Shares
	(000)	(000)
Issued	24,809	43,194
Issued in Lieu of Cash Distributions	4,904	8,828
Redeemed	(18,047)	(54,137)
Net Increase (Decrease) in Shares Outstanding	11,666	(2,115)

J. In preparing the financial statements as of April 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a ”sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2009	4/30/2010	Period
Based on Actual Fund Return	$1,000.00	$1,034.83	$2.07
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory agreements with AllianceBernstein L.P., Edinburgh Partners Limited, Hansberger Global Investors, Inc., and Lazard Asset Management LLC. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

AllianceBernstein L.P. AllianceBernstein is a global asset management firm that provides diversified, global investment management services that include growth and value equities, blend strategies, and fixed income services for clients worldwide. AllianceBernstein has advised a portion of the fund since 2004.

The investment team at AllianceBernstein employs a bottom-up, research-driven, and value-based equity investment philosophy in selecting stocks. It relies on substantial investment research capabilities to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction.

Edinburgh Partners Limited. Edinburgh Partners is an independent fund management company specializing in global investment analysis. The firm is based in Edinburgh, Scotland, and has advised a portion of the fund since 2008.

The firm employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term prospects and below-market price/earnings ratios. In-depth fundamental research on companies and industries is central to Edinburgh Partners’ investment process.

Hansberger Global Investors, Inc. Founded in 1994, Hansberger specializes in managing international, global, and emerging-markets equity portfolios. The firm has advised a portion of the fund since 2000.

The advisor continues to employ a sound process, selecting companies that are undervalued relative to their earnings power, cash flow, or asset value, and that possess a catalyst for a near-term rise in share price. The advisor’s internal research team conducts intensive fundamental analysis, including regular company visits by the firm’s analysts.

Lazard Asset Management LLC. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. Lazard is a subsidiary of Lazard Freres & Co. LLC and has advised a portion of the fund since 2006.

The investment team at Lazard employs a bottom-up stock selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of investment research: financial screening, fundamental analysis, and accounting validation.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062010

Vanguard Diversified Equity Fund
Semiannual Report

April 30, 2010

> Vanguard Diversified Equity Fund returned 17.13% for the six months ended April 30, 2010.

> The fund slightly trailed its benchmark, the MSCI US Broad Market Index, but topped the average return of peer multi-capitalization core funds.

> The Diversified Equity Fund benefited from double-digit returns generated by its eight underlying funds, which include stocks of varied capitalizations and investment styles.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	15
Trustees Approve Advisory Arrangement.	17
Glossary.	18

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended April 30, 2010
Total
Returns
Vanguard Diversified Equity Fund	17.13%
MSCI US Broad Market Index	17.73
Multi-Cap Core Funds Average	16.07
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2009 , Through April 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$16.43	$19.04	$0.192	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Diversified Equity Fund delivered a return of 17.13% for the fiscal half-year ended April 30, 2010. The fund’s return was slightly lower than that of its benchmark, the MSCI US Broad Market Index, but exceeded the average result for peer multi-capitalization core funds.

As you know, the Diversified Equity Fund is a “fund of funds,” investing in eight actively managed Vanguard mutual funds that represent all segments of the U.S. stock market. Through these underlying funds, the Diversified Equity Fund gives you access to portfolios of growth and value stocks of various sizes managed by skilled and experienced investment advisors.

U.S. stocks extended their post-crisis rally

Despite a few minor setbacks, stocks continued to climb during much of the six months ended April 30. The broad U.S. stock market ended the period up about 18%. Since scraping bottom in March 2009, U.S. equities have rebounded dramatically, returning more than 80%.

For the half-year, stocks of small-capitalization companies significantly outperformed both the broad market and larger-cap issues, returning about 28%. Large-cap stocks returned about 17%, slightly behind the broad market gain.

2

Value stocks generally trumped their growth counterparts for the period, though the differences weren’t all that noteworthy.

International stocks considerably lagged U.S. stocks, but still ended the half-year in positive territory. In Europe, Greece’s financial woes continued to make headlines, precipitating unusual market volatility that continued after the close of the fiscal period. In Asia, the larger developed markets returned about 8%. Most emerging-market stocks, which made a quick and substantial recovery from the global economic slowdown, continued to outperform those in developed markets. China, however, was held back by the prospect of monetary policy tightening.

Corporate bonds remained attractive to investors

The broad U.S. taxable bond market returned about 3% for the period as investors continued to favor higher-risk corporate bonds over U.S. government issues. The broad municipal bond market posted strong results, returning almost 4%. The yields of longer-term Treasury bonds rose during the six months, while those of the shortest-term securities remained around 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008. The Fed’s April statement noted economic improvements, but said officials still thought that “economic conditions, including low rates of resource

Market Barometer
	Total Returns
	Periods Ended April 30, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	16.77%	40.21%	3.07%
Russell 2000 Index (Small-caps)	28.17	48.95	5.74
Dow Jones U.S. Total Stock Market Index	17.91	41.12	3.73
MSCI All Country World Index ex USA (International)	5.95	40.97	6.94

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.54%	8.30%	5.38%
Barclays Capital Municipal Bond Index	3.68	8.85	4.51
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.12	2.72

CPI
Consumer Price Index	0.85%	2.24%	2.30%

3

utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Stocks of all sizes and styles fueled the fund’s six-month gain

Each of the eight underlying funds held by Vanguard Diversified Equity Fund produced double-digit returns for the six months ended April 30. Diversified Equity’s contributions came from a variety of sources, as just about every market segment delivered solid performance.

Diversified Equity’s two large-cap growth holdings––Vanguard Morgan™ Growth Fund and U.S. Growth Fund––turned in divergent six-month results. Morgan Growth made the most of the opportunities within this market segment, returning about 17% on the strength of its information technology and health care stocks. U.S. Growth, by contrast, returned not quite 12%, the worst showing among the eight underlying funds.

Vanguard Explorer™ Fund, with its small-cap growth focus, was the top performer of the eight with a return of about 25%. Among the fund’s strongest contributors were stocks in the recovering consumer discretionary sector and in the information technology and health care sectors.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.43%	1.20%

The acquired fund fees and expenses—drawn from the prospectus dated February 24, 2010—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2010, the annualized acquired fund fees and expenses were 0.42%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Core Funds.

4

Vanguard Mid-Cap Growth Fund, one of Diversified Equity’s smallest holdings, returned about 21%, a six-month gain that was nevertheless a bit below the return of mid-cap growth stocks generally. Vanguard Growth and Income Fund, which is Diversified Equity’s largest holding at about a fifth of the portfolio, returned approximately 15%. This was a bit short of its goal of outperforming the S&P 500 Index, a blend of large-cap growth and value stocks. The advisor’s quantitative model singled out winners in the consumer staples and materials sectors, but the picks in financials and industrials weren’t as rewarding.

Diversified Equity’s three value-oriented funds also delivered disparate performances. Although Vanguard Capital Value Fund, which focuses on mid-cap stocks, is the portfolio’s smallest holding, it was a major contributor with a six-month return of about 23%. The large-cap Vanguard Windsor™ and Windsor II Funds had returns of about 18% and 14%, respectively. The Windsor Fund inched past its benchmark index with help from its energy and industrial holdings, while Windsor II lagged the same benchmark because of shortfalls in information technology and health care.

Underlying Funds: Allocations and Returns
Six Months Ended April 30, 2010
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	19.9%	15.65%
Vanguard Windsor Fund Investor Shares	15.1	18.15
Vanguard U.S. Growth Fund Investor Shares	15.0	11.72
Vanguard Morgan Growth Fund Investor Shares	15.0	17.44
Vanguard Windsor II Fund Investor Shares	14.9	14.67
Vanguard Explorer Fund Investor Shares	10.0	25.01
Vanguard Mid-Cap Growth Fund	5.1	21.07
Vanguard Capital Value Fund	5.0	23.05
Combined	100.0%	17.13%

5

The fund offers diversity in both stocks and strategies

The performance of the broad U.S. stock market is unpredictable in its own right. The performance of its discrete components—small-, mid-, and large-capitalization stocks; value and growth stocks—is perhaps even more difficult to gauge, as different investment styles move in and out of investors’ favor.

The Diversified Equity Fund contends with this uncertainty by applying a fundamental principle of prudent investing: diversification. The fund is designed to offer investors exposure to every portion of the U.S. equity market. The advisors of Diversified Equity’s eight underlying funds employ varied investment strategies and styles, providing an additional layer of diversification as they attempt to outperform benchmark indexes.

The fund also benefits from the low expense ratios of the underlying funds, which allow shareholders to keep a larger share of returns. The combination of broad diversification, investment management expertise, and low costs can make the Diversified Equity Fund an effective part of a long-term investment portfolio.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 12, 2010

6

Diversified Equity Fund

Fund Profile
As of April 30, 2010

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,427	3,507
Median Market Cap	$29.9B	$28.6B
Price/Earnings Ratio	18.9x	21.2x
Price/Book Ratio	2.1x	2.2x
Return on Equity	19.3%	19.2%
Earnings Growth Rate	7.2%	6.9%
Dividend Yield	1.8%	1.7%
Turnover Rate
(Annualized)	5%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.43%	—
30-Day SEC Yield	1.19%	—

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	19.9%
Vanguard Windsor Fund Investor Shares	15.1
Vanguard U.S. Growth Fund Investor
Shares	15.0
Vanguard Morgan Growth Fund Investor
Shares	15.0
Vanguard Windsor II Fund Investor Shares	14.9
Vanguard Explorer Fund Investor Shares	10.0
Vanguard Mid-Cap Growth Fund	5.1
Vanguard Capital Value Fund	5.0

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.99
Beta	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
		MSCI US Broad
	Fund	Market Index
Consumer Discretionary	11.0%	11.3%
Consumer Staples	8.4	9.5
Energy	10.6	10.7
Financials	16.3	16.5
Health Care	13.2	11.9
Industrials	12.9	11.4
Information Technology	20.0	18.8
Materials	3.3	3.9
Telecommunication Services	1.5	2.5
Utilities	2.8	3.5
Fund percentages reflect holdings of underlying funds.

Investment Focus

1  This figure—drawn from the prospectus dated February 24, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The
Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2010, the annualized acquired fund fees and expenses were 0.42%.

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 10, 2005, Through April 30, 2010

Note: For 2010, performance data reflect the six months ended April 30, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Diversified Equity Fund	6/10/2005	54.24%	1.73%

See Financial Highlights for dividend and capital gains information.

8

Diversified Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copiedat the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Funds (99.9%)
Vanguard Growth and Income Fund Investor Shares	10,887,686	272,519
Vanguard Windsor Fund Investor Shares	15,965,828	205,001
Vanguard U.S. Growth Fund Investor Shares	11,983,863	204,445
Vanguard Morgan Growth Fund Investor Shares	12,466,054	203,945
Vanguard Windsor II Fund Investor Shares	8,071,504	203,482
Vanguard Explorer Fund Investor Shares	2,111,112	136,420
Vanguard Mid-Cap Growth Fund	4,106,025	68,817
Vanguard Capital Value Fund	6,722,470	67,426
Total Investment Companies (Cost $1,456,179)		1,362,055
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.210% (Cost $197)	196,997	197
Total Investments (99.9%) (Cost $1,456,376)		1,362,252
Other Assets and Liabilities (0.1%)
Other Assets		2,175
Liabilities		(1,483)
		692
Net Assets (100%)
Applicable to 71,595,553 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,362,944
Net Asset Value Per Share		$19.04

At April 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	1,505,867
Undistributed Net Investment Income	82
Accumulated Net Realized Losses	(48,881)
Unrealized Appreciation (Depreciation)	(94,124)
Net Assets	1,362,944

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Diversified Equity Fund

Statement of Operations

Six Months Ended
April 30, 2010
($000)
Investment Income
Income
Income Distributions Received	9,257
Net Investment Income—Note B	9,257
Realized Net Gain (Loss) on Investment Securities Sold	(24,088)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	218,319
Net Increase (Decrease) in Net Assets Resulting from Operations	203,488

See accompanying Notes, which are an integral part of the Financial Statements.

10

Diversified Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,257	16,969
Realized Net Gain (Loss)	(24,088)	(14,903)
Change in Unrealized Appreciation (Depreciation)	218,319	179,149
Net Increase (Decrease) in Net Assets Resulting from Operations	203,488	181,215
Distributions
Net Investment Income	(13,978)	(16,776)
Realized Capital Gain	—	(41,532)
Total Distributions	(13,978)	(58,308)
Capital Share Transactions
Issued	124,198	398,159
Issued in Lieu of Cash Distributions	13,701	57,046
Redeemed	(175,246)	(215,877)
Net Increase (Decrease) from Capital Share Transactions	(37,347)	239,328
Total Increase (Decrease)	152,163	362,235
Net Assets
Beginning of Period	1,210,781	848,546
End of Period[1]	1,362,944	1,210,781
1 Net Assets—End of Period includes undistributed net investment income of $82,000 and $4,803,000.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Financial Highlights

	Six Months					June 10,
	Ended	Year Ended October 31,				2005[1] to
For a Share Outstanding	April 30,					Oct. 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.43	$15.30	$26.15	$23.20	$20.45	$20.00
Investment Operations
Net Investment Income	.128	.268	.284	.232	.225	.010
Capital Gain Distributions Received	—	—	1.333	.542	.419	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.674	1.856	(11.741)	2.705	2.334	.440
Total from Investment Operations	2.802	2.124	(10.124)	3.479	2.978	.450
Distributions
Dividends from Net Investment Income	(.192)	(.286)	(.230)	(.270)	(.150)	—
Distributions from Realized Capital Gains	—	(.708)	(.496)	(.259)	(.078)	—
Total Distributions	(.192)	(.994)	(.726)	(.529)	(.228)	—
Net Asset Value, End of Period	$19.04	$16.43	$15.30	$26.15	$23.20	$20.45

Total Return[2]	17.13%	15.48%	-39.72%	15.24%	14.66%	2.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,363	$1,211	$849	$682	$125	$48
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.19%[4]	1.71%	1.27%	0.85%	0.92%	0.10%[4]
Portfolio Turnover Rate	5%[4]	5%	2%	3%	16%	1%

1 Inception.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 The acquired fund fees and expenses were 0.42% (annualized).
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally acceptedaccounting principles for

U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valuedat the net asset value of each underlying Vanguard fund determinedas of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as aregulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and for the period ended April 30, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Undera service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended April 30, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs ormethodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2010, 100% of the fund’s investments were valued based onLevel 1 inputs.

D. Distributions are determined ona tax basis and may differ fromnet investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, orloss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

13

Diversified Equity Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2009, the fund had available capital loss carryforwards totaling $24,029,000 to offset future net capital gains through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2010, the cost of investment securities for tax purposes was $1,456,376,000. Net unrealizeddepreciation of investment securities for tax purposes was $94,124,000, consisting of unrealized gains of $13,232,000 on securities that had risen in value since their purchase and $107,356,000 in unrealizedlosses on securities that had fallen in value since their purchase.

E. During the six months ended April 30, 2010, the fund purchased $31,482,000 of investment securities and sold $73,894,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	Shares	Shares
	(000)	(000)
Issued	6,842	29,274
Issued in Lieu of Cash Distributions	765	4,325
Redeemed	(9,706)	(15,376)
Net Increase (Decrease) in Shares Outstanding	(2,099)	18,223

G. In preparing the financial statements as of April 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

14

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

15

Six Months Ended April 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2009	4/30/2010	Period
Based on Actual Fund Return	$1,000.00	$1,171.29	$2.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.71	2.11

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.42%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board basedits decisionupon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factordetermined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in 2005, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments formore than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.            The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance of arelevant benchmark and peer group. The board concluded that Vanguard has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Informationabout the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s average weighted expense ratio (oracquired fund fees and expenses) was far below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each underlying fund in which the Diversified Equity Fund invests pays advisory fees well below the underlying funds’ peer-group averages. Informationabout the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase. The board will consider whether to renew the advisory arrangement again aftera one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

18

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

19

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., whichis owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More informationabout the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 21, 2010

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 21, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, is Incorporated by Reference.